UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-51554

Date of Report: August 31, 2007

ASAP SHOW, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-2934409
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 Wall Street – 15th Floor, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Change in Fiscal Year

On August 31, 2007 the Registrant’s Board of Directors approved a change in the Registrant’s fiscal year.  The new fiscal year will end on December 31.  The report covering the transition period will be included in the Quarterly Report on Form 10-QSB for the period ending September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASAP SHOW, INC.

Date: August 31, 2007	By:	/s/ Chunshi Li
Chunshi Li
Chief Executive Officer